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      As filed with the Securities and Exchange Commission on May 26, 1999
                                                     Registration No. 333-68793
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                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.  20549

                           POST-EFFECTIVE AMENDMENT NO. 1 TO THE
                                          FORM S-1
                                  REGISTRATION STATEMENT
                             UNDER THE SECURITIES ACT OF 1933

                             FIRST BANCORP OF INDIANA, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      INDIANA                         6035                          35-2061832
(State or Other Juris-     (Primary Standard Industrial           (IRS Employer
diction of Incorporation         Classification                   Identification
or Organization)                  Code Number)                         No.)


                                 2200 WEST FRANKLIN STREET
                                EVANSVILLE, INDIANA 47712
                                      (812) 423-3196
                    (Address, including zip code, and telephone number,
             including area code, of registrant's principal executive offices)

                                       HAROLD DUNCAN
                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                FIRST FEDERAL SAVINGS BANK
                                 2200 WEST FRANKLIN STREET
                                EVANSVILLE, INDIANA 47712
                                      (812) 423-3196
                 (Name, Address, Including Zip Code, and Telephone Number,
                        Including Area Code, of Agent for Service)

                                        Copies to:
                                 PAUL M. AGUGGIA, ESQUIRE
                                 AARON M. KASLOW, ESQUIRE
                              MULDOON, MURPHY & FAUCETTE LLP
                                5101 WISCONSIN AVENUE, N.W.
                                  WASHINGTON, D.C. 20016
                                      (202) 362-0840



















                      SALE TO THE PUBLIC CONCLUDED APRIL 7, 1999


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      This  Post-Effective   Amendment  No.  1  is  filed  for  the  purpose  of
deregistering 240,350 shares of the $.01 par value common stock (the "Common Stock") of First Bancorp of Indiana, Inc. (the "Company") heretofore registered and offered pursuant to the terms of the Prospectus dated February 11, 1999 (the "Prospectus"). The remaining 2,272,400 shares registered pursuant to this Registration Statement on Form S-1 have been issued and sold in accordance with the Prospectus in the Subscription Offering and Direct Community Offering described therein.

      The Company has determined that no further shares will be offered, sold and issued pursuant to the Prospectus. The Company therefore requests deregistration of the unissued shares of Common Stock registered pursuant to this Registration Statement as soon as is practicable after the filing of the Post-Effective Amendment No. 1.


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CONFORMED
                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on May 26, 1999.

First Bancorp of Indiana, Inc.

By:   /s/ Harold Duncan
      -------------------------------------
      Harold Duncan
      President, Chief Executive Officer
      and Chairman of the Board

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

    Name                        Title

/s/ Harold Duncan            President, Chief Executive             May 26, 1999
--------------------------   Officer and Chairman of the Board
Harold Duncan                (principal executive officer)



/s/ Christopher A. Bengert   Treasurer                              May 26, 1999
--------------------------   (principal accounting
Christopher A. Bengert       and financial officer)

          *
--------------------------   Director
Robert L. Clayton, Sr.

          *
--------------------------   Director
Herbert V. Dassel

          *
--------------------------   Director
Frank E. Kern


          *
--------------------------   Director
James E. Will, Jr.


          *                 Director
--------------------------
Jerry Ziemer


------------------
*Pursuant  to a Power of Attorney  dated  December 16, 1998 and filed as Exhibit
24.1 to the Registration Statement on Form S-1 of First Bancorp of Indiana, Inc. on December 24, 1998.


/s/ Harold Duncan           President, Chief Executive              May 26, 1999
-------------------------   Officer and Chairman of the Board
Harold Duncan